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                               PARTICIPATION AGREEMENT

                            Dated as of December 29, 1994


                                        Among

                             FIREMEN'S INSURANCE COMPANY,
                                OF NEWARK, NEW JERSEY

                   FIRST FIDELITY BANK, N.A., not in its individual
                     capacity except as expressly stated herein,
                                but solely as Trustee,
                                              -------


                                         and

                       THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                             as Purchaser
                                                ---------




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
                    PARTICIPATION AGREEMENT dated as of December 29, 1994 (as amended, modified or supplemented, the "Participation Agreement"), among FIREMEN'S INSURANCE COMPANY OF NEWARK, NEW JERSEY, a New Jersey corporation (together with its successors and permitted assigns, the "Lessee"); FIRST FIDELITY BANK, N.A., a national banking association, not in its individual capacity except as expressly stated herein, but solely as Trustee under that certain Declaration of Trust dated of even date herewith (together with its successors and permitted assigns, the "Trustee"); and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation, as Purchaser (together with its successors and permitted assigns, the "Purchaser"). Capitalized terms used in this Participation Agreement and not defined herein shall have the meanings set forth in Appendix A hereto.

                                Preliminary Statement
                                ---------------------

                    Lessee owns or leases certain leasehold improvements (the "Equipment") the description and location of which is incorporated in the Lease (as hereinafter defined). The Lessee will lease, or sublease, as the case may be, the Equipment to the Trustee pursuant to a prime lease, substantially in the form of Exhibit A hereto (as the same may be amended, modified, or supplemented from time to time, the "Prime Lease"). Concurrently, the Trustee shall sublease or sub-sublease, as the case may be, the Equipment to the Lessee pursuant to a lease agreement, substantially in the form of Exhibit B hereto (as the same may be amended, modified or supplemented from time to time, the "Lease").

                    The Trustee will hold its leasehold interest in the Equipment and its rights under the Prime Lease, the Lease and related documents in trust pursuant to a declaration of trust, substantially in the form of Exhibit C hereto (as the same may be amended, modified or supplemented from time to time, the "Declaration of Trust"). In order to finance the payment of Prime Lease Rent, and the payment of rent under substantially similar leases between the Trustee and The Continental Insurance Company ("Continental") and between the Trustee and The Buckeye Union Insurance Company ("Buckeye") (those leases being referred to as the "Continental Prime Lease" and the "Buckeye Prime Lease," respectively) the Trustee will issue to the Purchaser equipment trust notes of three series (collectively, the "Notes") as provided in the Declaration of Trust. The Notes, in the aggregate principal amount of $30,000,000.00, will be issued to pay the Prime Lease Rent, and rent payable by the Trustee under the Continental Prime Lease and the Buckeye Prime Lease and the Notes shall be issued, be dated, mature and be payable as provided in the Declaration of Trust. The Notes shall be secured by the trust estate held pursuant to the Declaration of Trust, including, as applicable, a guaranty given by The Continental Corporation (herein called the "Guarantor") of the Lessee's obligations to make payments under the Lease substantially in the form of Exhibit D hereto (the "Lease Guaranty") and a security interest in the Lessee's interest in the Equipment pursuant to the security interest granted by the Lessee in the Lease. The Prime Lease, the Lease, the Declaration of Trust, the Notes, the Lease Guaranty, and this Participation Agreement are herein sometimes collectively called the "Operative Documents."

                    NOW, THEREFORE, in consideration of the agreements herein and in the other Operative Documents and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:


                                      ARTICLE I
                                      FINANCING

                    SECTION 1.01.  Agreement to Issue and Purchase.
                                   -------------------------------

                    (a) Subject to the terms and conditions of this Article I, on the Closing Date the Purchaser shall advance to the Trustee the amount of $30,000,000.00, and the Trustee shall issue to the Purchaser in consideration therefor Notes in the aggregate principal amount of $30,000,000.

                    SECTION  1.02.   Closing  Date.    The  closing of  the
                                     -------------
          transactions specified herein shall take place at 10:00 A.M. on December 29, 1994 or on such other date, and in such manner and in such place as the Trustee, the Purchaser, the Guarantor, and the Lessee shall mutually agree (the "Closing Date").

                    SECTION 1.03.   Closing.  On the  Closing Date, subject
                                    -------
          to the satisfaction of the conditions set forth in Section 2.01 of this Participation Agreement:

                    (a) The Operative Documents shall be duly authorized, executed and delivered by the parties thereto; and

                    (b) The Purchaser shall make payment for the Notes issued at the Closing Date at a price equal to the principal amount thereof by transfer of immediately available funds in the amount of $30,000,000.00 to the account of the Trustee at First Fidelity Bank, N.A., ABA No. 031201467, account #0666249910 (with a reference to Corporate Trust/Continental Insurance account,
          Attention: Diane Sutherland, Corporate Trust Administrator (203) 929-5552); and the Trustee shall advance, as prepayment of the full amount of the Prime Lease Rent and rent payable under the Continental Prime Lease and the Buckeye Prime Lease an aggregate of $30,000,000 to the accounts of the Lessee, Continental and Buckeye as follows:


                    $3,000,000.00 to the account of Lessee at Chemical Bank, ABA # 021000128, Account No. 144085584;


                    $25,874,297.00  to  the   account  of  Continental   at
                    Chemical Bank  ABA # 021000128, Account  No. 140050093;
                    and

                    $1,125,603.00 to the account of Buckeye at Chemical Bank, ABA # 021000128, Account No. 140008557



                                      ARTICLE II
                          CONDITIONS TO CLOSING AND FUNDING

                    SECTION 2.01.  General Conditions Precedent to Closing.
                                   ---------------------------------------
          The obligations of the Purchaser set forth in Section 1.03 shall be subject to the satisfaction on or before the Closing Date of the following conditions precedent:

                    (a)  Due Authorization,  Execution and  Delivery.   The
                         -------------------------------------------
          Operative Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect. No condition or event shall exist or have occurred which would constitute an Event of Default under any of the Operative Documents;

                    (b)  Representations.      The    representations   and
                         ---------------
          warranties of each party set forth in the Operative Documents shall be true and correct on the Closing Date, and the Trustee, the Guarantor and the Lessee shall each have delivered an Officer's Certificate to such effect dated the Closing Date;

                    (c)  Opinions.  The Purchaser  shall have received  the
                         --------
          following opinions, dated the Closing Date and addressed to it:

                         (i)  an  opinion  of   Arnold  &  Porter,  special
                    counsel  to  the  Guarantor,   in  form  and  substance
                    satisfactory to the Purchaser and its special counsel;

                         (ii) an opinion  of counsel  to the Guarantor,  in
                    form and substance reasonably satisfactory to the Purchaser and its special counsel;

                         (iii) an opinion of Arnold & Porter, special counsel to the Lessee, in form and substance reasonably satisfactory to the Purchaser and its special counsel;

                         (iv) an  opinion of counsel to the Lessee, in form
                    and substance satisfactory to the Purchaser and its special counsel;

                         (v)  an  opinion of Bingham, Dana & Gould, special
                    counsel  to  the   Trustee,  in   form  and   substance
                    satisfactory to the Purchaser and its special counsel.

                    (d)  Proceedings Satisfactory and Other Evidence.   All
                         -------------------------------------------
          corporate  and  other  proceedings  taken   or  to  be  taken  in
          connection with the transactions contemplated by the

          Operative Documents and all documents, papers and authorizations relating thereto shall be satisfactory to the Purchaser and its special counsel. The Purchaser and its special counsel shall receive copies of such documents and papers as the Purchaser or its special counsel has reasonably requested, in form and substance satisfactory to the Purchaser and its special counsel, including but not limited to the Operative Documents;

                    (e)  Legality.  The execution and delivery of the Notes
                         --------
          by the Trustee shall not be prohibited by any applicable law or governmental regulations (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject the Purchaser to any tax (other than a tax paid or payable by the Lessee pursuant to the Lease or taxes on the income of the Purchaser), penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulations, and the Purchaser shall receive such certificates or other evidence as it may request to establish compliance with this condition;

                    (f)  Condition  and Use of Equipment.  The Equipment or
                         -------------------------------
          any item thereof, shall not have suffered a casualty, damage or destruction which has a material adverse effect on the Equipment taken as a whole.

                    (g)  Documents relating to  the Equipment.   The Lessee
                         ------------------------------------
          shall deliver an Officer's Certificate to the Trustee and the Purchaser with respect to title (to the extent such property constitutes personal property) to and location and condition of the Equipment and such other documents relating to the Equipment as may be requested by the Purchaser, all in form and substance reasonably satisfactory to the Purchaser;

                    (h)  Insurance.   All  insurance  policies required  by
                         ---------
          Section 4 of the Lease shall be in full force and effect, and certificates of the insurers evidencing the coverage of such policies and stating that the policies name the Trustee as additional insured and name the Trustee as loss payee for all damage amounts in excess of $1,000,000.00 shall be delivered to the Trustee and the Purchaser in accordance with such Section; and

                    (i)  Taxes.   All taxes,  fees, and  other charges,  if
                         -----
          any, which become due and payable in connection with the execution, delivery, recording, publishing, registration and filing of the Operative Documents and the financing statements shall have been paid.

                    SECTION 2.02.   Conditions  Subsequent to the  Closing.
                                    --------------------------------------
          Within 30 days following the Closing Date, the Operative Documents (or financing statements relating thereto) shall have been duly filed, registered, recorded or published at the expense of Lessee in such manner and in all places necessary or appropriate to publish notice and protect the validity and effectiveness thereof and to establish, perfect, preserve and protect the rights of the parties thereto.

                                     ARTICLE III
                                PLACEMENT OF THE NOTES

                    SECTION 3.01.  General.  The parties hereto expect that
                                   --------
          some or all the Notes will be placed with a Person or Persons other than the Purchaser prior to their maturity, and the Lessee consents and agrees to such placement, provided that the Notes shall not be placed with more than 10 Persons.

                    SECTION 3.02.   Placement.  The Lessee, the Trustee and
                                    ----------
          the Purchaser agree to negotiate, each at its own respective expense, the substance, and the execution and delivery, of such further documents or supplements to the Operative Documents which may be necessary or proper to carry out the placement of the Notes, provided that any changes effected by such documents or supplements are to be within the scope of the present economic terms of the transaction and are not to contain any additional covenants, representations or warranties burdensome on any of the parties.


                                      ARTICLE IV
                                   REPRESENTATIONS

                    SECTION  4.01.   Lessee  Representations.   The  Lessee
                                     -----------------------
          represents and warrants to the Trustee and the Purchaser that the following statements are true and correct:

                    (a)  Organization and Authority.
                         --------------------------

                         (i)  The   Lessee    is   a    corporation,   duly
                    incorporated, validly existing and in good standing under the laws of the State of New Jersey.

                         (ii) The   Lessee   has   all   requisite   power,
                    authority, legal right and all necessary licenses to own or hold under lease and use its property (including the Equipment) and to carry on its business as now conducted and as presently proposed to be conducted.

                         (iii) To the extent set forth in each Landlord's Waiver and Consent, the Lessee has all requisite power and authority to execute and deliver each Operative Document to which it is a party and any other agreement entered into or document delivered in connection with the transactions contemplated by the Operative Documents and to comply with the terms thereof and perform its obligations thereunder; and

                         (iv) The Lessee  is duly qualified  and authorized
                    to do business as a foreign corporation in each jurisdiction in which an item of Equipment is located and in each other jurisdiction in which the character of its property or the nature of its activities makes such qualification necessary except for such jurisdictions wherein a failure to so qualify or be authorized to do business would not have a material adverse effect on its business or activities taken as a whole.

                    (b)  Financial Statements.
                         --------------------

                         (i) Copies of financial statements of the Lessee delivered by the Lessee to the Purchaser have been prepared in conformity with the Statutory Accounting Principles prescribed and permitted by the Department of Insurance which present fairly the financial position of the Lessee, as of such date and the results of its operations for such period; and

                         (ii) Copies   of  financial   statements  of   The
                    Continental Corporation delivered by the Lessee or The Continental Corporation to the Purchaser have been prepared in conformity with generally accepted accounting principles applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein); and

                         (iii) Since the date of the financial statements referred to in (i) and (ii), there has been no change in the business, profits, property or condition (financial or otherwise of the Lessee or The Continental Corporation) except changes in the ordinary course of business, none of which individually or in the aggregate is materially adverse and except for the Merger.

                    (c)  Full  Disclosure.    There is  no  fact  which the
                         ----------------
          Lessee has not disclosed in writing or is publicly available to the parties hereto which materially adversely affects the property, business, affairs or condition (financial or otherwise) of the Lessee or the ability of the Lessee to perform its obligations under any Operative Document to which it is a party or any other agreement which it has entered into in connection with any transaction contemplated by an Operative Document.

                    (d)  Pending  Litigation.  There  are no actions, suits
                         -------------------
          or proceedings pending, or, to the best knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any government which is reasonably likely to materially adversely affect the property, business, profits or condition (financial or otherwise) of the Lessee or the ability of the Lessee to perform its obligations under the Operative Documents to which it is a party. The Lessee is not in default with respect to any order of any government, foreign or domestic, or any agency, regulatory body, instrumentality or subdivision of such government, which could materially and adversely affect the Lessee's business, consolidated financial position or consolidated results or operations.

                    (e)  Title  and Liens.   To  the  extent the  Equipment
                         ----------------
          constitutes personal property, the Lessee owns the Equipment, free and clear of any lien, claim, encumbrance, security interest, restrictions or any other right of a third party in and to such Equipment, except for Permitted Encumbrances or except to the extent that such rights are created by the Operative Documents. Except to the extent set forth in the Landlord's Waiver and Consent, Lessee has the full legal power, right and authority to lease the Equipment to Trustee under the Prime Lease.

                    (f)  No  Conflict   or  Default.    The  execution  and
                         --------------------------
          delivery by the Lessee, and compliance by the Lessee with all of the provisions, of each Operative Document to which it is a party will not conflict with, result in any breach of any of the provisions of or constitute a default under the provisions of any material agreement to which the Lessee is a party or by which it may be bound or which is applicable to any of its property, or results in the creation of any lien upon any property of the Lessee, except as may have been created by any provision of any Operative Document and except for Permitted Encumbrances, or result in a violation of its charter or any applicable law.

                    (g)  Enforceability.  Each Operative  Document to which
                         --------------
          the Lessee is a party when executed and delivered by the Lessee, will constitute the legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity).

                    (h)  Consents.  No consent,  approval, authorization or
                         --------
          declaration of or filing with any governmental authority is required for the valid execution, delivery or performance by the Lessee of this Participation Agreement or the other Operative Documents.

                    (i)  Compliance  with  Law.    The  Lessee  is  not  in
                         ---------------------
          violation of any law to which it is subject, which violation or failure is likely to have a material adverse effect on the business, profits, property or condition (financial or otherwise) of the Lessee.

                    (j)  Status.  The Lessee is not an "investment company"
                         ------
          or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                    (k)  ERISA.  The  execution and delivery by  the Lessee
                         -----
          of the Operative Documents entered into in connection therewith will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. The Lessee has not incurred any liability to the PBGC or an Employee Plan under Title IV of ERISA (a "Plan").

                    (l)  Taxes.   The Lessee  has filed all  federal, state
                         -----
          and local tax returns that it is required to file, has filed all information returns it is required to file and has paid all taxes shown thereon to be due, including interest and penalties, except to the extent the same have become due and payable but are not yet delinquent, adequate reserves have been provided for the same, or the amount, applicability or validity of the same is currently being contested in good faith by appropriate proceedings, and no lien has attached (except with respect to taxes not yet due and payable) and no foreclosure, distraint, sale or similar proceedings have been commenced.

                    SECTION 4.02.   Trustee Representations.   The Trustee,
                                    -----------------------
          in its individual capacity and not as Trustee (except with respect to subsection (g) below which is made by the Trustee solely in its capacity as Trustee and not individually), represents and warrants to the Lessee, the Guarantor and the Purchaser that the following statements are true and correct:

                    (a)  Organization and Authority.
                         --------------------------

                         (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America; and

                         (ii) The Trustee has all requisite corporate power
                    and authority to act as Trustee under the Declaration of Trust and to execute and deliver each Operative Document to which it is a party and to comply with the terms thereof and perform its obligations thereunder.

                    (b)  Pending Litigation.   There are  no actions, suits
                         ------------------
          or proceedings pending, or, to the best knowledge of the Trustee, threatened against or affecting the Trustee in any court or before any governmental body which involve the possibility of materially adversely affecting the property, business, prospects, profits or condition (financial or otherwise) of the Trustee or the ability of the Trustee to perform its obligations under any Operative Document to which it is a party or any other agreement which it has entered into in connection with any transaction contemplated by any Operative Document.

                    (c)  Authorization;  No   Conflict.     The  execution,
                         -----------------------------
          delivery and performance by the Trustee of, and compliance by the Trustee with all of the provisions of, each Operative Document to which it is a party and any other agreement entered into in connection with any transaction contemplated by the Operative Documents are within the corporate powers of the Trustee and are legal and authorized under United States federal law governing banking and trust matters and Connecticut State law and will not conflict with, result in any breach of any of the provisions of, or constitute a default under, any agreement, its articles of association or bylaws or other instrument to which the Trustee is a party or by which it may be bound or applicable to any of its property, or result in a violation of any applicable United States federal law governing banking and trust matters or Connecticut State law.

                    (d)  Enforceability.   Each of the  Operative Documents
                         --------------
          to which the Trustee is a party, and any other agreement entered into in connection with any transaction contemplated by any Operative Document, has been duly authorized by all necessary action on the part of the Trustee, and is or will be the legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the court).

                    (e)  No   Default.    No  event  has  occurred  and  no
                         ------------
          condition exists which, upon consummation of the transactions contemplated by any Operative Document, would constitute an Event of Default by the Trustee. The Trustee is not in violation in any respect of any term of any agreement, its articles of association or any other instrument to which it is a party or by which it or any of its property may be bound or affected.

                    (f)  Consents.    The   nature  of  the   Trustee,  its
                         --------
          execution and delivery of each Operative Document to which it is a party, its consummation of the transactions contemplated thereby, its compliance with the terms thereof or any circumstance in connection with the transactions contemplated thereby does not required under United States federal law governing banking and trust matters or Connecticut State law the consent of any person or the approval or authorization of, or filing, registration or qualification with, any government on the part of the Trustee (other than such as have been obtained) as a condition to the execution, delivery and performance of the Operative Documents to which the Trustee is a party or any other agreement which it has entered into in connection with the transactions contemplated by any Operative Document.

                    (g)  Notes.  The Notes have been duly authorized by all
                         -----
          necessary corporate action on the part of the Trustee, have been validly issued and constitute the legal, valid and binding obligations of the Trustee (acting solely as Trustee under the Declaration of Trust, and not in its individual capacity) and are enforceable against the Trustee in accordance with their terms and the terms of the Declaration of Trust and this Participation Agreement.

                    SECTION  4.03.  Representation  of the Purchaser.   The
                                    --------------------------------
          Purchaser represents to the Lessee and the Guarantor that no part of the funds being used by the Purchaser to pay the purchase price of the Notes hereunder constitutes assets allocated to any "separate account" (as defined in Section 3 of ERISA) maintained by the Purchaser. The Purchaser acknowledges that the Notes have not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees that it shall not resell the Notes except pursuant to a registration under the Act or an exemption therefrom.

                                      ARTICLE V
                                      COVENANTS

                    SECTION 5.01.  Lessee Covenants.
                                   ----------------

                    (a)  Financial Statements.  The Lessee will deliver, or
                         --------------------
          cause to be delivered, to the Trustee and the Purchaser:

                         (i)   such financial statements as are required by
               Section 14 of the Lease;

                         (ii) promptly upon becoming aware of the existence
               of (A) any condition or event which constitutes a Default or an Event of Default, a written notice from a duly authorized officer of the Lessee specifying the nature and period of existence thereof and (B) any directive from the Commissioner of the Department of Insurance specifying any corrective action to be taken which could have a material adverse effect on the Lessee's business taken as a whole, or any special examinations or investigations not in the ordinary course, which are performed or taken by the Commissioner as a result of which such a directive could issue, a copy of such directive and/or written notice of such examinations or investigations together with, in each case, written notice of what action the Lessee is taking or proposes to take with respect thereto;

                         (iii) at the same time as it delivers the annual financial statements described in the Lease, an Officers' Certificate signed by its Chief Financial Officer or Chief Accounting Officer stating that the signers have reviewed the Operative Documents to which it is a party and its transactions and condition during the preceding fiscal year and that such review has not disclosed nor do the signers know of any Event of Default under or breach of any Operative Documents to which it is a party or, if an Event of Default exists, specifying the nature and the period of such Event of Default and the action, if any, it has taken, is taking or proposes to take with respect thereto.

                    (b)  Corporate Existence.  The Lessee shall do or cause
                         -------------------
          to be done all things necessary to preserve and keep in full effect its existence, rights (charter and statutory) and franchises as an insurance company under the laws of a state of the United States and to preserve and keep in full effect its qualifications as a foreign corporation in each jurisdiction in which the character of its property or the nature of its business or activities makes such qualification necessary, except for such jurisdictions wherein a failure to so qualify would not have a material adverse effect on the business, affairs, property or condition (financial or otherwise) of the Lessee and its Subsidiaries taken as a whole.

                    (c)  Compliance  with  Regulation.    The Lessee  shall
                         ----------------------------
          deliver to the Trustee and the Purchaser copies of each notice of any violation by Lessee of any judgment, decree or order of any court of governmental or regulatory authority, bureau, agency or official having jurisdiction over the Lessee if such violations would have a material adverse effect on the business, affairs, property or condition (financial or otherwise) of the Lessee and its Subsidiaries taken as a whole.

                    (d)  Notice of Default.   The Lessee shall  give notice
                         -----------------
          to the Trustee of any Event of Default under any of the Operative Documents by any party thereto promptly after the Lessee obtains Actual Knowledge of the same. For purposes of this subsection
          (d), "Actual Knowledge" means actual knowledge of the Vice President-Treasurer, an Executive Vice President or a Senior Vice President of the Lessee.

                    (e)  No State  Prohibition.   The Lessee  shall not  be
                         ---------------------
          prohibited by action of any state or any subdivision, department or agency thereof from engaging in any type of insurance business at any time where the effect of such prohibition would have a material adverse effect on the business, affairs, property or condition (financial or otherwise) of the Lessee and its Subsidiaries taken as a whole.

                    (f)  Maintenance of Insurance Business.  At all times a
                         ---------------------------------
          substantial portion of the Lessee's business shall be the insurance business.

                    (g)  No  Regulatory Intervention.  At no time shall the
                         ---------------------------
          insurance department of any state having jurisdiction over the business of the Lessee take any action to exercise control over the business and operations of the Lessee or cause the Lessee to take any action which, in the reasonable opinion of the Trustee or the Purchaser, will be likely to result in a material adverse change in the business and operations of the Lessee taken as a whole.

                    (h)  Obligations Under the Lease.   Lessee acknowledges
                         ---------------------------
          and agrees that its obligation to make payments to the Trustee under the Lease are absolute and unconditional and are independent of Lessee's use or enjoyment of the Equipment or performance by the Trustee of any of its obligations under the Lease or otherwise. The Lessee agrees to make all Lease Payments to the Trustee regardless of any defense, claim, set-off, recoupment, abatement or other right, existing or future, which the Lessee may have against the Trustee or any other person or entity.

                    SECTION 5.02.   Operative Documents; Further Assurance.
                                    --------------------------------------
          Each of the parties hereto does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by each of the Operative Documents to which it is a party and, subject to the terms and conditions thereof, to use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable in connection therewith. The Lessee, the Trustee, and the Purchaser will, upon reasonable request and at the expense of the Lessee, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purposes of this Participation Agreement, the Prime Lease, the Lease, the Lease Guaranty, the Declaration of Trust and the Notes and the transactions contemplated hereby and thereby, provided that the Lessee shall not be responsible for any costs or expenses associated with the voluntary transfer or assignment of the Notes by the by any holder of the Notes, including without limitation, the Purchaser. The Lessee, the Trustee, and the Purchaser may at any time, subject to the conditions and restrictions contained in this Participation Agreement, enter into supplements which shall form a part hereof, when required or permitted by any of the provisions of this Participation Agreement to cure any ambiguity, or to cure, correct or supplement any defection or inconsistent provision contained herein or in any other Operative Document.

                                      ARTICLE VI
                             EVENTS OF DEFAULT; REMEDIES

                    SECTION 6.01.  Events of Default.  Any of the following
                                   -----------------
          shall constitute an Event of Default hereunder:

                    (a) non-payment of any amount due on the Notes when such payment shall become due if such non-payment continues for a period of five days;

                    (b) an Event of Default with respect to the Guarantor or the Lessee under any Operative Document to which it is a party, including, without limitation, an Event of Default under the Lease arising from an "Event of Default" under certain agreements of Continental and Buckeye described in the Lease;

                    (c) a breach by the Lessee of any covenant contained in this Participation Agreement and such breach continues for a period of thirty (30) days after Lessee receives notice of such breach;

                    (d) an event shall occur or a condition shall arise that would constitute grounds for an appropriate United States district court to appoint a trustee to administer a Plan or for the PBGC to initiate proceedings to terminate any Plan if such appointment or termination would materially adversely affect the business, operations, property or financial or other condition of the Lessee alone or of the Lessee and its respective Subsidiaries taken as a whole, and no action is taken by Lessee to cure such event for a period of more than thirty (30) days;

                    (e) if any representation or warranty of the Lessee set forth in this Participation Agreement or in any Operative Document shall prove to be incorrect in any material respect as of the time when the same shall have been made.


                                     ARTICLE VII
                                    MISCELLANEOUS

                    SECTION 7.01.  Survival.  Except as otherwise expressly
                                   --------
          provided, the parties' obligations under the representations, warranties and agreements in this Participation Agreement and in any certificate or other instrument delivered by any party or on such party's behalf pursuant to this Participation Agreement shall terminate upon the payment in full of any amounts then and thereafter due on the Notes and due under any of the Operative Documents. Such rights and obligations shall survive the execution and delivery of any Operative Document, any issuance or disposition of the Notes, any disposition of any interest in the Equipment or the termination of any Operative Documents and shall continue in effect regardless of any investigation made by or on behalf of any party hereto and notwithstanding that any party may waive compliance with any other provision of any Operative Document.

                    SECTION 7.02.  Notices.   Unless otherwise specifically
                                   -------
          provided in any Operative Document, all notices, consents, directions, approvals, instructions, requests and other communications given to any party hereto under any Operative Document shall be in writing to such party at the address set forth below or at such address as such party shall designate by notice to each of the other parties hereto. Any notice so addressed and delivered by personal service, mailed postage prepaid via United States certified mail, return receipt requested, or sent via commercial courier, for next day delivery return receipt requested, shall be deemed to have been given when delivered to such party by personal service or, if so mailed or sent via commercial courier, on the second succeeding business day.

          Purchaser:
          ---------

          The CIT Group/Equipment Financing, Inc.
          650 CIT Drive
          Livingston, New Jersey  07039

          Attention:  Ron Haase

          and to:
          -------

          The CIT Group/Equipment Financing, Inc.
          900 Ashwood Parkway
          Atlanta, Georgia  30338

          Attention:  Vice President of Credit

          with a copy to:
          ---------------

          Harry D. Mercer, Esq.
          Hahn Loeser & Parks
          3300 BP America Bldg.
          200 Public Square
          Cleveland, Ohio  44114

          Trustee:
          --------

          First Fidelity Bank, N.A
          5 Research Drive
          Shelton, Connecticut  06484

          Attention:  W. Jeffrey Kramer

          with a copy to:
          ---------------

          James G. Scantling, Esq.
          Bingham, Dana & Gould
          100 Pearl Street
          Hartford, Connecticut  06103

          Lessee:
          ------

          Firemen's Insurance Company of Newark, New Jersey
          180 Maiden Lane
          New York, New York 10038

          Attention:  General Counsel

          and to:
          ------

          Firemen's Insurance Company of Newark, New Jersey
          180 Maiden Lane
          New York, New York 10038

          Attention:  Francis M. Colalucci, Vice President and Treasurer

          with a copy to:
          ---------------

          Porfirio F. Ramirez, Jr., Esq.
          Arnold & Porter
          399 Park Avenue
          New York, New York  10022-4690

                    SECTION 7.03.   Severability.  If any  provision hereof
                                    ------------
          shall be invalid, illegal or unenforceable in any jurisdiction, the remaining provisions shall continue to be valid and enforceable and such provision shall continue to be valid and enforceable in any other jurisdiction.

                    SECTION 7.04.   Amendment.   No party  hereto shall  be
                                    ---------
          bound by any amendment, supplement, waiver or modification of any term hereof unless such party shall have consented to it in writing.

                    SECTION 7.05.  Headings.  The headings of the Articles,
                                   --------
          Sections and subsections hereof are for convenience and shall not affect the meaning of this Participation Agreement.

                    SECTION  7.06.  Benefit.  The  parties hereto and their
                                    -------
          permitted successors and assigns, but no others, shall be bound hereby and entitled to the benefit hereof.

                    SECTION 7.07.  Counterparts.  The parties may sign this
                                   ------------
          Participation Agreement in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                    SECTION 7.08.    Governing  Law.    This  Participation
                                     --------------
          Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to its conflict of laws rules.

                    SECTION 7.09.  Business Day.  If the date scheduled for
                                   ------------
          any payment or action under any Operative Documents shall not be a business day, such payment shall be made or such action shall be taken on the next succeeding business day.

                    SECTION 7.10.  The Trustee.   Except for liability  for
                                   -----------
          its representations and warranties in Section 4.02 (other than subsection (g) thereof), the Trustee does not enter into this Agreement in its individual capacity, but solely as Trustee under the Declaration of Trust and shall be liable hereunder only from the Trust Estate. Each party agrees for itself and its successors and assigns that it will look solely to the assets, income and proceeds of the Trust Estate for the satisfaction of any such liability of the Trustee hereunder, and waives any right it may have to satisfy any such liability from any other assets of the Trustee, in its individual capacity.

                    SECTION 7.11.   Home  Office Payment.   So long  as the
                                    --------------------
          Purchaser, any Affiliate of the Purchaser or a bank or institutional investor is the owner of any beneficial interest in the Notes, the Trustee will cause all amounts which become due and payable on such interest to be paid by bank wire transfer of immediately available funds, or at the option of the Purchaser, or any such Affiliate, bank or institutional investor, by check of the Trustee, duly mailed, delivered or made at such address or account within the United States provided in writing to the Trustee.

                    SECTION  7.12.  Satisfaction  and Termination.   If and
                                    -----------------------------
          when the Notes shall have become due and payable (whether by lapse of time or by acceleration or by prepayment), and there shall have been paid the full amount due on the Notes for principal and interest, and if there shall have been paid all other sums payable pursuant to the provisions hereof and of the Declaration of Trust, then and in that case the Declaration of Trust and all agreements therein contained shall cease and terminate and, at the request of the Lessee, and at the cost and expense of the Lessee, the Trustee shall execute and deliver such instruments as shall be reasonably requested to satisfy and terminate the Declaration of Trust.

                    SECTION 7.13.  Costs and Expenses.
                                   ------------------

                    (a)  Transaction Costs.  The Lessee shall  pay and save
                         ------------------
          all other parties and the holder from time to time of the Notes harmless against any liability for the payment of the following fees, expenses, disbursements and costs incurred in connection with the preparation, execution and delivery of any Operative Document or of any amendment or supplement thereto or any waivers thereof, including:

                         (i) the reasonable fees, expenses and disbursements of the Trustee, the Purchaser or of their counsel for services rendered to the Trustee or the Purchaser, in connection with such transactions, provided that no such fees, expenses and disbursements of the Trustee, the Purchaser or of their counsel are incurred in connection with the placement of the Notes as contemplated by Article III hereof;

                         (ii) the reasonable out-of-pocket  expenses of the
                    Trustee and the Purchaser and their Affiliates incurred in connection with such transactions; and

                         (iii) all fees and expenses in connection with any inspection, printing and other document reproduction and distribution expenses, sales taxes, if any, any documentary, stamp or other similar taxes, fees or excise, including interest and penalties and all filing fees in connection with the execution, delivery or performance of any Operative Document or the recording or filing of instruments and financing statements described in this Participation Agreement.

                    (b)  Compensation and Reimbursement.  The Lessee agrees
                         -------------------------------
          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it under the Operative Documents (which compensation shall not be limited by any provisions of law in regard to the compensation of a trustee of an express trust); (b) to reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provisions of the Operative Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own gross negligence, willful misconduct or bad faith; and (c) to indemnify the Trustee and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust created by the Declaration of Trust or the performance of its duties under the Operative Documents, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder.

                    IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

                                        FIREMEN'S   INSURANCE  COMPANY   OF
                                             NEWARK, NEW JERSEY



                                        By ________________________________
                                                 Title:


                                        FIRST FIDELITY BANK, N.A.
                                             not in its individual capacity
                                             except as expressly stated
                                             herein, but solely as Trustee


                                             By ___________________________
                                                 Title:


                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.,


                                             By ___________________________
                                                 Title:

                                  PARTICIPATION AGREEMENT
                               Dated as of December 29, 1994

                                 APPENDIX A - DEFINITIONS

                         "Affiliate"  when used with  respect to a Person, means
                          ---------
          any other Person (1) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person, (2) which beneficially owns or hold 5% or more of any class of the voting stock of such Person or (3) 5% or more of the voting stock (or in the case of a Person which is not a corporation, 5% of more of the equity interest) of which is beneficially owned or held by such Person or any of its subsidiaries. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise.

                         "Declaration  of Trust"  means the Declaration of Trust
                          ---------------------
          dated as of December 29, 1994 by the Trustee as trustee thereunder.

                         "Default"   means  any event  which  with the  lapse of
                          -------
          time, or giving of notice, or both would become an Event of Default.

                         "Department   of  Insurance"     means   the  Insurance
                          --------------------------
          Department of the State of New Jersey.

                         "Event of Default" means any of the events specified in
                          ----------------
          Section 6.01 of this Participation Agreement or in Section 10 of the Lease or any material default by the Guarantor under the Lease Guaranty, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                         "ERISA"   means the Employee Retirement Income Security
                          -----
          Act of 1974, as amended from to time to time.

                         "Guarantor"  means The  Continental Corporation,  a New
                          ---------
          York Corporation.

                         "Landlord's  Waiver and  Consent" means  the Landlord's
                          -------------------------------
          Waiver and Consent of Greycas, Inc., relating to those items of Equipment located at 333 Glen Street, Glens Falls, New York.

                         "Lease"   means the Master Agreement of  Lease dated as
                          -----
          of December 29, 1994 between the Trustee as Lessor and Firemen's Insurance Company of Newark, New Jersey, as Lessee, together with Schedule of Leased Equipment No. 1 dated as of December 29, 1994, thereunder.

                         "Lease Payments" means  the rent and all  other amounts
                          --------------
          payable by the Lessee under the Lease, including, without limitation, all rent payable during any renewal term of the Lease and all amounts payable in the event Lessee exercises any end of term options or the Lease is terminated for any reason prior to the end of the Maximum Lease Term (as that term is defined in the Lease).

                         "Merger"  means  the   transaction  described  in   the
                          ------
          Agreement, dated December 6, 1994, between the Guarantor and CNA Financial Corporation ("CNA Financial") under which CNA Financial will acquire the Guarantor through a merger with a wholly-owned CNA Financial subsidiary, including the investment, under separate agreement, whereby CNA has agreed to invest $275,000,000.00 in the Guarantor, which investment has been made as of the date hereof.

                         "Notes"   means the Secured Promissory Notes issued, or
                          -----
          any note issued in replacement thereof, and, unless the context otherwise specifies or requires, outstanding under this Participation Agreement.

                         "Officer"   means, the president, any vice president or
                          -------
          any other duly authorized and responsible officer of such corporation or entity.

                         "Officer's Certificate" or  "Officers' Certificate"  of
                          ---------------------       ---------------------
          a Person means a certificate signed by an Officer or Officers of such Person.

                         "PBGC"  means the Pension Benefit Guarantee Corporation
                          ----
          or any entity succeeding to any or all of its functions under ERISA.

                         "Permit"   means any  action, approval,  certificate of
                          ------
          occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from a government or agency or subdivision thereof.

                         "Permitted  Encumbrance"  means,  with respect  to  the
                          ----------------------
          Equipment: (i) the respective rights of the Lessee and the Trustee under the Lease and the Prime Lease; (ii) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings so long as such proceedings do to involve any danger of the sale, forfeiture or loss of, or the loss of the use of, such item of Equipment or any interest therein and so long as such Lessee shall be maintaining adequate reserves on its books for the payment of such taxes to the extent such taxes are federal or state income taxes;
          (iii) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like liens arising in the ordinary course of business and securing obligations which are not delinquent or which are being contested by such Lessee in good faith and by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture or loss of, or the loss of the use of, such item of Equipment or any interest therein and (iv) any liens securing obligations of landlords of locations at which the Equipment is located to third parties.

                         "Person"      means    any   individual,   corporation,
                          ------
          partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government.

                         "Prime  Lease Rent"  means the  aggregate rent  payable
                          -----------------
          under the Prime Lease.

                         "Purchaser"   means The CIT  Group/Equipment Financing,
                          ---------
          Inc., a corporation organized under the laws of the State of New York.

                         "Statutory Accounting  Principles" or  "SAP" means  the
                          -------------------------------------------
          standard accounting principles prescribed or permitted by the insurance commissioner (or other similar authority) in the jurisdiction of domicile of any insurance company incorporated in any jurisdiction of the United States for the preparation of annual statements and other financial reports by insurance companies of the same type as such company applied consistently throughout the periods reflected therein (except as approved by such officers, as the case may be, and disclosed therein).

                         "Subsidiary"   shall mean any corporation more than 50%
                          ----------
          of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by any Person directly or indirectly through Subsidiaries.

                         "Trust  Estate" shall have  the meaning assigned  it in
                          -------------
          the Declaration of Trust.

          This is Counterpart No.       of 3 serially  numbered, manually
                                 ------
          executed counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code ("UCC"), no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

                                    Master Lease


   MASTER  AGREEMENT OF  LEASE ("Master  Lease") dated  as of December  29, 1994 between First Fidelity Bank, N. A., not in its individual capacity, but solely as Trustee (Lessor), having a place of business at 5 Research Drive,

   Shelton, Connecticut 06484,   and FIREMEN'S INSURANCE COMPANY OF  NEWARK, NEW

   JERSEY  ("Lessee"), having a place of  business at 180 Maiden Lane, New York,

   New York 10038,

   Lessee wants to lease from Lessor leasehold improvements to be described in the schedule of leased equipment (as amended, modified or supplemented, the "Schedule"). Lessor is willing to lease such leasehold improvements to Lessee at the rent, for the term and upon the conditions provided hereinafter. The Schedule executed by Lessor and Lessee which is identified as being entered into pursuant to this Master Lease shall be deemed to incorporate by reference all the terms and conditions of this Master Lease except as provided in such Schedule. The term "Lease" when used herein shall refer to the Schedule, which incorporates this Master Lease.

    1.  Equipment Leased and Term.

   This Lease shall cover such leasehold improvements as is described in the Schedule executed by or pursuant to the authority of Lessee, accepted by Lessor in writing and identified as a part of this Lease (which leasehold improvements with all replacement parts, additions, repairs, accessions and accessories incorporated therein and/or affixed thereto is hereinafter called the "Equipment"). Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor, upon and subject to the covenants and conditions hereinafter contained, the Equipment described in the Schedule. The Initial Lease Term with respect to any item of Equipment shall be for the period as set forth in the Schedule. The Initial Lease Term together with all renewal terms provided for in the Schedule constitute the "Maximum Lease Term."

    2.  Rent.

   The aggregate rent payable with respect to the Equipment shall be the amount shown on the Schedule as the "Aggregate Rent." Lessee shall pay to Lessor the Aggregate Rent for the Equipment for the full period and term for which the Equipment is leased, such rent to be payable at such times and in such amounts for the Equipment as shown in the Schedule.

   All rent and other amounts payable hereunder shall be paid at Lessor's place of business shown above, or such other place as Lessor may designate by written notice to the Lessee. All rent and other amounts shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever. This is a non-cancelable net lease, and the obligation of Lessee to make payments hereunder is absolute and unconditional. Lessee shall not be entitled to any abatement or reduction of payments hereunder for any reason including, without limitation, any existing or future offset or claim which may be asserted by Lessee.

    3.    No Warranties by Lessor; Maintenance and Compliance with Laws.

   Lessor, not being the manufacturer of the Equipment, nor manufacturer's agent, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE; Lessee accordingly agrees not to assert any claim whatsoever against Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, adjust or service the Equipment. Lessee shall look to the manufacturer and/or seller of the Equipment for any claims related to the Equipment. "Seller" as used in this Lease means the supplier from which Lessee originally acquired any item of Equipment.


   No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to the Equipment are integrated herein. Lessee agrees, at its own cost and expense:

   55-SA-2279 (12/94) Master Lease - Continental Lease               Page 1 of 8

   (a) to pay all charges and expenses in connection with the operation of each item of Equipment;

   (b)  to  comply  with   all  governmental   laws,  ordinances,   regulations,
        requirements and rules with respect to the use, maintenance and operation of the Equipment; and

   (c) to make all repairs and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted.

    4.  Insurance.

   Lessee  shall maintain  at  all  times  on  the Equipment,  at  its  expense, all-risk physical damage insurance and comprehensive general liability insurance (covering bodily injury and property damage exposures including, but not limited to, contractual liability and products liability) in such amounts, against such risks, in such form and with such insurers as shall be reasonably satisfactory to Lessor; provided, that the amount of all-risk physical damage insurance shall not on any date be less than the greater of the full replacement value or the Liquidated Damages Amount (as defined in
   Section 11). Each physical damage insurance policy shall name Lessor as loss payee for all damage amounts in excess of $1,000,000, and each liability insurance policy shall name Lessor as additional insured. All insurance for loss or damage shall provide that the proceeds thereof shall be payable directly to Lessor for all damage amounts in excess of $1,000,000. Each insurance policy shall require that the insurer give Lessor at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy and require that Lessor's interests be continued insured regardless of any breach or violation by Lessee or others of any warranties, declarations or conditions contained in such insurance policy. In no event shall Lessor be responsible for premiums, warranties or representations to any insurer or any agent thereof. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, but Lessor shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor. Lessee shall be liable for all deductible portions of all required insurance. Lessor may (but without any obligation to do so), at its own expense, for its own benefit, purchase insurance in excess of that required under this Lease Agreement.

    5.  Loss and Damage.

   Lessee assumes and shall bear the entire risk of any partial or complete loss with respect to the Equipment from any and every cause whatsoever including theft, loss, damage, destruction or governmental taking, whether or not such loss is covered by insurance or caused by any default or neglect of Lessee. Lessee agrees to give Lessor prompt notice of any damage to or loss of any Equipment.

   If any item of Equipment is lost, totally destroyed, damaged beyond repair or taken by governmental action (a "casualty loss") the rent due and to become due thereon shall not abate and Lessee shall at its own expense replace the lost or destroyed Equipment in accordance with the terms of this Section. Lessee shall, within thirty days after the date of the casualty loss, (i) acquire items of equipment equal in number to the items of lost or destroyed Equipment, of the same or an improved make and model, owned by Lessee free and clear of all liens, claims and encumbrances and having a value, utility and remaining useful life at least equal to, and being in as good condition as, the lost or destroyed items of Equipment, (ii) cause each such replacement item of equipment to be leased to Lessor on the same terms and conditions as provided in Schedule of Leased Equipment No. 1 to that certain Prime Master Lease (the "Prime Master Lease") dated of even date herewith between Lessee as Prime Lessor and Lessor as Prime Lessee for a term equal to the term then remaining under the Prime Master Lease, (iii) if requested by Lessor, execute and deliver to Lessor a supplement to the related Schedule under this Master Lease confirming that such replacement item of equipment is for all purposes Equipment subject to such Schedule, and (iv) take such other action as Lessor may reasonably request, including filing UCC financing statements and fixture filings with appropriate filing offices. Each replacement item of equipment shall be deemed upon its acquisition by Lessee to be and become part of the leasehold improvements hereunder subject to the terms and conditions hereof and each such replacement item of equipment shall be deemed an item of Equipment under its related Schedule whether or not a supplement to that effect is signed and delivered by Lessee. In the event of partial destruction of any Equipment, the rent due and to become due thereon shall not abate and Lessee shall, at its own expense, cause such Equipment to be restored to usable condition, or Lessee may replace such damaged Equipment in accordance with the procedure set forth above as though the damaged Equipment was totally destroyed. Lessor shall, upon receiving satisfactory evidence of replacement due to a casualty loss or restoration due to partial loss, promptly pay to Lessee the proceeds of any insurance or compensation actually received by Lessor by reason of such damage and shall upon Lessee's request execute and deliver such releases and other instruments as may be necessary to release such replaced equipment or parts from this Lease.
   Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss of or governmental taking of the Equipment, but Lessor will cooperate with Lessee at Lessee's expense to pursue such claims.

   The total or partial destruction of any Equipment or the total or partial loss of use or possession thereof to Lessee shall not release or relieve Lessee from its obligations hereunder, including the duty to pay the Aggregate Rent herein provided.

    6.    Taxes.

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
   Lessee agrees that, during the term of this Lease, in addition to the Aggregate Rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required) levied or assessed:

   (a) upon the interest of Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom; and

   (b) against Lessor on account of its acquisition or ownership of or interest in the Equipment or any part thereof, or the use or operation thereof or the leasing thereof to Lessee, or the Aggregate Rent herein provided for, or the earnings arising therefrom, exclusive, however, of any taxes based on net income of Lessor.

   Lessee agrees to file, in behalf of Lessor, all required tax returns and reports concerning the Equipment (but no returns or reports, if any, required to be filed by Lessor as a result of its status as a trustee) with all appropriate governmental agencies, and within not more than 45 days after the due date of such filing to send Lessor confirmation, in form satisfactory to Lessor, of such filing. If any report, return or property listing, or any fee, tax or assessment is, by law, required to be filed by, assessed or billed to, or paid by Lessor, Lessee will, at Lessee's expense, do all things required by Lessor to be done (to the extent permitted by law) in connection therewith. Lessee may, in good faith and with due diligence, contest taxes, assessments or governmental charges related to the Equipment or this Lease, provided, however, that no item of Equipment will be subject to a lien, forfeiture, sale or diminution in value in connection with such contested tax or other charge during any such contest.

    7.  Lessor's  Interest,  No  Merger  of  Title,  Return  and  Inspection  of
        Equipment.

   Lessor's interest in and right to use and possess the Equipment arises under the Prime Master Lease. Lessee will at all times protect and defend, at its own cost and expense, the rights and interests of Lessor in the Equipment under the Prime Master Lease from and against all claims, liens and legal processes of creditors of Lessee and, to the extent such property constitutes personal property keep all the Equipment free and clear from any and all such claims, liens and processes.

   There shall be no merger of this Lease nor of the property interest in the Equipment created by this Lease with the ownership of or other property interest in the Equipment or any item thereof by reason of the fact that the same corporation, firm or other entity may acquire, own or hold, directly or indirectly, this Lease or the property interest created by this Lease or any interest in such leasehold or ownership, and no such merger shall occur unless and until all corporations, firms and other entities having any ownership or other property interest in the Equipment or any item thereof shall join in a written instrument effecting such merger.

   Upon the expiration or termination  of this Lease with respect to any item of
   Equipment:

   (a) if the relevant Schedule sets forth return provisions, Lessee shall return the Equipment as provided in such Schedule; or

   (b) if the relevant Schedule does not contain return provisions, Lessee at Lessee's sole expense shall return such Equipment unencumbered to Lessor at the place where the rent is payable or to such other place as Lessor and Lessee agree upon, and in the same condition as when received by Lessee, reasonable wear and tear resulting from use thereof alone excepted.

   Lessor shall have the right (but not the obligation) from time to time during reasonable business hours after reasonable prior notice (written or otherwise) to Lessee to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment.

    8.  Possession, Use and Changes in Location of Equipment.

   So long as Lessee shall not be in default under the Lease (taking into account applicable periods of notice and grace) it shall be entitled to the possession and use of the Equipment in accordance with the terms of this Lease. The Equipment shall be used in the conduct of the lawful business of Lessee, and no item of Equipment shall be removed from its location shown on the Schedule, without the prior written consent of Lessor, such consent to not be unreasonably withheld. Lessee shall not, without Lessor's prior written consent (such consent to not be unreasonably withheld), part with possession or control of the Equipment or attempt or purport to sell, pledge, mortgage or otherwise encumber any of the Equipment or otherwise dispose of or encumber any interest under this Lease. In the event Lessor agrees to the relocation of any Equipment, Lessee shall sign and deliver such documents and take such other steps, at Lessee's expense, as Lessor may request, including filing UCC financing statements and fixture filings.

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
    9.  Performance of Obligations of Lessee by Lessor.

   In the event that the Lessee shall fail duly and promptly to perform any of its obligations under the provisions of Sections 3, 4, 5, 6, 7 or 8 of this Lease, taking into account applicable periods of notice and grace, Lessor may, at its option but without any obligation to do so, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon (but in no event greater than the highest rate permitted by relevant law) until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment.



   55-SA-2279 (12/94) Master Lease - Continental Lease               Page 4 of 8

   10.  Default.

   An Event of Default shall occur if:
   (a) Lessee fails to pay when due any installment of rent and such failure continues for a period of 5 days; or

   (b) Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after the earlier of written notice thereof to Lessee by Lessor or actual knowledge of such failure by the Vice President-Treasurer or an Executive Vice President or Senior Vice President of Lessee; or

   (c) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation; or

   (d) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; or

   (e) Lessee removes, sells, transfers, encumbers, parts with possession or sublets the Equipment or any item thereof; or

   (f) one or more judgments or decrees shall be entered against the Lessee, The Continental Corporation or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance or reinsurance) of $25,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

   (g) (i) The Continental Corporation fails to pay or to perform or is otherwise in default under any term, covenant or agreement on its part to be performed (the "failure") under that certain Credit Agreement (the "Credit Agreement") dated as of December 30, 1993, among The Continental Corporation, the lenders from time to time parties thereto, Chemical Bank and Citibank, N.A., as Co-Agents, and Chemical Bank, as Administrative Agent, as amended by the Amendment dated as of March 30, 1994, the Second Amendment dated as of June 30, 1994, the Third Amendment dated as of September 29, 1994, the Fourth Amendment dated as of November 22, 1994, and the Fifth Amendment effective as of December 15, 1994 (which Lessee represents and warrants are the only amendments to the Credit Agreement as of the date of this Lease), as such agreement may be further amended, modified or supplemented, and (ii) such failure constitutes an "Event of Default" as defined in the Credit Agreement which Event of Default would entitle any party or parties to, or the holders of any indebtedness issued pursuant to, the Credit Agreement, directly or indirectly, together or individually, to accelerate any of the indebtedness evidenced or secured thereby; or

   (h) The Continental Insurance Company fails to pay or to perform any term, covenant or agreement on its part to be performed under that certain Participation Agreement dated as of December 28, 1988, among Lessee, The Connecticut Bank and Trust Company, National Association, as Trustee, and Citibank, N.A., as Purchaser, as amended, modified or supplemented, or any agreement or instrument evidencing, securing or relating to any refinancing of all or part of the indebtedness evidenced thereby or any other replacement thereof and such failure on the part of Lessee constitutes a default under the corresponding agreement or instrument entitling any other party thereto or holder thereof to accelerate the indebtedness evidenced or secured thereby; or

   (i) Lessee fails to notify Lessor promptly of any "Event of Default" (as defined therein) by The Continental Corporation or by Lessee under any of the agreements or instruments identified in subsections (g) or (h) of this Section; or

   (j) an Event of Default occurs with respect to The Continental Insurance Company ("Continental") under that certain Schedule of Leased Equipment dated of even date herewith to that certain Master Agreement of Lease dated of even date herewith between First Fidelity Bank, N.A., not in its individual capacity, but solely as Trustee, as Lessor and Continental as Lessee (the "Continental Lease") or an Event of Default occurs with respect to The Buckeye Union Insurance Company ("Buckeye") under that certain Schedule of Leased Equipment dated of even date herewith to that certain Master Agreement of Lease dated of even date herewith between First Fidelity Bank, N.A., not in its individual capacity, but solely as Trustee, as Lessor and Buckeye Union as Lessee (the "Buckeye Lease"); or


   55-SA-2279 (12/94) Master Lease - Continental Lease               Page 5 of 8

   (k) an "Event of Default" (as defined therein) under that certain Participation Agreement as such Agreement may be amended or modified (the "Participation Agreement") among Lessor, Lessee and The CIT Group/Equipment Financing, Inc. dated of even date herewith.

   11.  Remedies.

   Upon the occurrence of an Event of Default, Lessor shall have all the rights and remedies provided by applicable law and by this Lease. Notwithstanding that this Agreement is a lease, Lessor may nevertheless at its option choose those rights and remedies of a secured party under the Uniform Commercial Code. In addition, Lessor, at its option, may:

   (a) declare all sums due and to become due hereunder immediately due and payable, but in no event shall the Lessee, upon demand by Lessor for payment of the unpaid rent, upon acceleration of the maturity thereof or otherwise, be obligated to pay any amount in excess of the lesser of that permitted by law or the Liquidated Damages Amount (as that term is defined below);

   (b) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by the Lessee of any and all covenants of this Lease and to recover damages for the breach thereof or exercise any other right or remedy available to Lessor at law or in equity, provided, however, that such damages shall in no event exceed the Liquidated Damages Amount;

   (c) demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate;

   (d)  cancel this Lease as to any or all of the Equipment;

   (e) without notice or liability or legal process, by itself and/or by its agents, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession; and

   (f) sell or lease the Equipment at a time and location of its choosing provided that the Lessor acts in good faith and in a commercially reasonable manner; and

   (g) demand that Lessee pay, and Lessee shall be entitled to recover immediately, as liquidated damages for loss of a bargain and not as a penalty, the "Liquidated Damages Amount." The Liquidated Damages Amount shall be an amount equal to the sum of (i) the rent then due for the Equipment, plus (ii) all rent to become due thereon during the remaining term of the Lease, discounted to present value at the Discount Rate (as that term is defined in the Schedule), plus (iii) the product of the Maximum Purchase Price Percentage (set forth in the Schedule) which would be applicable if Lessee elected to purchase Lessor's interest in the Equipment at the end of the lease term then in effect multiplied by the Lessor's Equipment Cost at the beginning of the Initial Lease Term, discounted to present value at the Discount Rate, plus (iv) the Breakfunding Fee (as defined in Section 16 below), plus (v) the amount of all commercially reasonable costs and expenses incurred by Lessor in exercising any of its remedies hereunder, including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from any default of Lessee.

   Notwithstanding Lessor's right to recover the Liquidated Damages Amount, if any statute governing the proceeding in which damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this Section shall be without prejudice to any rights given to the Lessor by such statute to prove any amounts allowed thereby. Should any proceedings be instituted by or against Lessor for monies due to Lessor hereunder and/or for possession of any or all the Equipment or for any other relief or should any other actions be taken by or against Lessor to collect any monies due hereunder or to enforce any rights hereunder, Lessee shall pay all costs and expenses incurred by Lessor in connection with such proceeding or other action including, without limitation, reasonable attorneys' fees. No remedy of Lessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

   12.  Indemnity.

   Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify and save Lessor (in both its individual and fiduciary capacities), its agents and employees and any assignee harmless from and against any and all liability, loss, damage, expense (including reasonable legal fees and expenses), causes of action, suits, claims or judgments arising from or caused directly or indirectly by:

   55-SA-2279 (12/94) Master Lease - Continental Lease               Page 6 of 8

   (a) Lessee's failure to promptly perform any of its obligations under the provisions of Sections 3, 4, 5, 6, 7, 8 and 14 of this Lease; or

   (b) injury to persons or damage to property resulting from or based upon actual or alleged use, operation, delivery or transportation of any or all of the Equipment or its location or condition; or

   (c) inadequacy of the Equipment, or any part thereof, for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof.

   Lessee shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims. Lessee shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions. Lessor shall give Lessee written notice of any such claim or demand. Lessee agrees that its obligations under this Section 12 shall survive the expiration or termination of this Lease.

   13. No Assignment by Lessee, Assignment to Successor Trustee, Notices and Waivers.

   Lessee shall not assign this Lease or its interests hereunder or enter into any sub-lease with respect to the Equipment covered hereby without the prior written consent of Lessor, such consent not to be unreasonably withheld, provided, however, that no such assignment or sublease shall relieve Lessee of its obligations hereunder.

   In the event of the resignation or removal of the First Fidelity Bank, N.A., as Trustee under that certain Declaration of Trust (the "Declaration of Trust") dated of even date herewith, and appointment of a successor trustee in accordance with the terms thereof, Lessor may assign all its rights and obligations hereunder to the successor trustee which shall, for all purposes from the date of such assignment, be substituted for First Fidelity Bank, N.A., as Lessor hereunder. The successor trustee shall have and be entitled to exercise any and all rights and powers of Lessor hereunder and shall be obligated to perform all of Lessor's obligations hereunder. Any assignment of this Lease by First Fidelity Bank, N.A., as Trustee, to a successor trustee shall, from the date of such assignment, relieve First Fidelity Bank, N.A., of any further obligations or liability to Lessee hereunder.

   All notices to Lessor shall be delivered in person to an officer of the Lessor, or shall be sent to Lessor at its address shown herein by certified mail or by commercial courier in either case with return receipt requested. All notices to Lessee shall be in writing and shall be delivered by regular mail, certified mail return receipt requested or commercial courier to Lessee's address shown herein or at any subsequent address of which Lessee has given notice to Lessor as provided herein. A waiver of a default shall not be a waiver of any other or a subsequent default.

   14.  Financial Statements.

   Lessee shall furnish or cause to be furnished to Lessor financial statements as follows:

   (a)  GAAP financial statements:
        --------------------------
     (i)  as soon as available, but  in any event within 120 days after  the end of each fiscal year of The Continental Corporation, a copy of the consolidated balance sheet of The Continental Corporation and its consolidated subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, set forth in each case in comparative form with the same information as of the end of and for the previous year, all as reported on by KPMG Peat Marwick or other independent certified public accountants of nationally recognized standing; and

     (ii) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of The Continental Corporation, an unaudited consolidated balance sheet of The Continental Corporation and its consolidated subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of The Continental Corporation and its consolidated subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, set forth in each case in comparative form with the same information for the corresponding date or period in the previous year, certified by the chief financial officer or Treasurer of The Continental Corporation as being fairly stated in all material respects (subject to normal year-end audit adjustments);

   all such financial statements to be prepared in reasonable detail and in accordance with generally accepted accounting principles applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein); and

   (b)  SAP financial statements:
        -------------------------
   55-SA-2279 (12/94) Master Lease - Continental Lease               Page 7 of 8

     (i) as soon as possible, but in any event within 120 days after the end of each fiscal year of Lessee and each other Reporting Insurance Subsidiary (as defined below) of The Continental Corporation, a copy of the consolidated Statutory Statement of Lessee and its affiliated fire and casualty insurers for such fiscal year, subscribed and sworn to and certified by officers of Lessee or such other Reporting Insurance Subsidiary as required by applicable law; and

     (ii) as soon as possible, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of each Reporting Insurance Subsidiary, a copy of the consolidated Statutory Statement of Lessee and its affiliated fire and casualty insurers for such fiscal quarter, certified by officers of Lessee or such other Reporting Insurance Subsidiary as required by applicable law;

   all such financial statements to be prepared in accordance with the standard accounting principles prescribed or permitted by the insurance commissioner (or other similar authority) in the jurisdiction of domicile of any insurance company incorporated in any jurisdiction of the United States for the preparation of annual statements and other financial reports by insurance companies of the same type as such company ("SAP") applied consistently throughout the periods reflected therein (except as approved by such officers, as the case may be, and disclosed therein). "Statutory Statement" as used in this Section means, for any subsidiary of The Continental Corporation which is an insurance company, for each fiscal year of such subsidiary, the most recent annual statement, prepared in accordance with SAP, as required to be filed with the appropriate regulatory authority and, for each fiscal quarter of such subsidiary, the quarterly statement, as required to be filed with the appropriate regulatory authority, which quarterly statement shall be prepared in accordance with SAP. Reporting Insurance Subsidiary means each of the following entities: The Continental Insurance Company, The Buckeye Union Insurance Company, The Fidelity and Casualty Company of New York, Firemen's Insurance Company of Newark, New Jersey, and National-Ben Franklin Insurance Company of Illinois.

   15.  Further Assurances; Termination of Credit Agreement.

   (a) Lessee shall execute and deliver to Lessor, upon Lessor's request such documents, instruments and assurances and take any such action as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder or in order for Lessor to effect any assignment or syndication of any rights, obligations, title or interest in any Equipment or under this Lease or any related instrument or document, provided, however, that in no event shall Lessee be required for purposes of the immediately preceding clause to execute or deliver any such further documents, instruments or assurances or take such further action to the extent that such would increase the obligations or reduce the rights of Lessee as of the date of this Lease. Lessee may not terminate the Schedule except as provided therein without the written consent of Lessor.

   (b) In the event the Credit Agreement referred to in Section 10(g) is terminated or replaced, Lessee shall notify Lessor of such event within 10 days of its occurrence. In such notice (the "Covenant Notice") Lessee shall advise Lessor as to whether Lessee will agree, by amendment of this Lease, to provide the Lessor with the same financial covenants as appear in Sections 6.1(a) and 6.1(b) of the Credit Agreement as in effect on the date of this Lease, so that a violation of such covenants would thereafter be an Event of Default hereunder taking into account such period of grace as is provided under Section 10(b) hereof. If the Lessee agrees in the Covenant Notice to provide such covenants, the Lessor shall promptly cause the necessary amendment(s) to this Lease to be prepared and signed by the parties hereto (at Lessee's expense).

   16.  Lease Irrevocability, Breakfunding Fee and Late Charges.

   This Lease is irrevocable for the full terms thereof as set forth in the Schedule and for the Aggregate Rent therein reserved and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason. If for any reason this Lease is terminated prior to the end of the Maximum Lease Term, Lessee shall pay Lessor an amount (the "Breakfunding Fee") equal to the Make Whole Premium defined in Section 6.3 of the Declaration of Trust plus any reasonable out of pocket costs and expenses incurred in connection with such termination. Any payment of rent or other amounts payable under this Lease not made when due shall bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law.

   17.  Purchase, Renewal or Other End of Term Option.

   So long as no Event of Default has occurred and is continuing under the Lease, then Lessee may exercise such purchase, renewal or other end of term options in accordance with the terms and conditions set forth in the Schedule.

   Any purchase or renewal option price stated as "fair market value" ("FMV") for any item of Equipment on the Schedule shall be determined by an independent third party appraiser selected by Lessee on the basis of, and shall be equal in amount to, the value which would be obtained in an arm's length transaction between an informed and willing buyer-user (other than a Lessee currently in possession and a used Equipment dealer) and an informed and willing seller/lessor under no compulsion to sell/lease.

   18.  Legal Expenses and Closing Costs.

   55-SA-2279 (12/94) Master Lease - Continental Lease               Page 8 of 8

   Lessee shall pay all reasonable costs and expenses, including, without limitation legal fees and expenses, incurred by Lessor, Lessor's lender and any broker, consultant or agent engaged by Lessor in connection with the negotiation, structuring, documentation, closing or financing of this Lease or any documents related hereto. Lessee shall pay such amounts to Lessor, or to such parties as Lessor may direct, as such expenses are incurred, provided, however, that no such payment shall be due prior to the date on which Lessee executes this Lease.

   19.  Liability of Lessor.

   It is expressly agreed, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, undertakings and agreements herein made on the part of Lessor are made and intended not as personal representations, warranties, undertakings and agreements by First Fidelity Bank, N.A., or for the purpose or with the intention of binding said bank personally, but are made and intended for the purpose of binding only the Trust Estate (as that term is defined in the Declaration of Trust), and this Lease is executed and delivered by said bank not in its own right but solely in the exercise of the powers expressly conferred upon it as trustee under the Declaration of Trust.

   20.  Security Interest.

   Lessee hereby grants Lessor a security interest in all of Lessee's right, title and interest in and to the Equipment and all proceeds thereof, including any proceeds of insurance referred to in Section 4 hereof, as security for all of Lessee's indebtedness and obligations owing under the Lease and the Participation Agreement, all of the indebtedness and obligations of Continental under the Continental Lease and under that certain Participation Agreement dated of even date herewith among Continental, Lessor and CIT and all of the indebtedness and obligations of Buckeye under the Buckeye Lease and under that certain Participation Agreement dated of even date herewith among Buckeye, Lessor and CIT. "Proceeds" shall have the meaning set forth in the Uniform Commercial Code and shall include without limitation all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash or liquidated claims including insurance proceeds and condemnation awards.


   21.  Miscellaneous.

   All amounts to be reduced to present value shall be discounted at the Discount Rate set forth in the Schedule.

   If any provision of this Lease is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof. This Lease shall be governed by and construed in accordance with the laws (but not the choice of law rules) of the State of New York.

   This Lease contains the entire agreement between the parties with respect to the Equipment, and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought. The parties may sign this Master Lease in any number of counterparts and on separate counterparts, each  of  which  shall be  an  original,  but  all of  which  together  shall constitute one and the same instrument. To the extent this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

   With respect to this Lease or any document contemplated by this Lease, the parties agree that the execution and transmittal of any such document by facsimile shall be of the same binding effect on the party so executing the document as the handwritten execution upon an original copy of the document. The parties agree that they will promptly forward to the others an executed original of any document transmitted by facsimile, but that the failure of a party to do so or the absence of arrival of any such executed document shall have no effect on the binding nature of the document transmitted by facsimile.

   Lessee is a corporation, and this Lease is executed by authority of its Board of Directors.

   Lessor:                                  Lessee:


   FIRST FIDELITY BANK, N.A.,               FIREMEN'S INSURANCE COMPANY OF
   not in its individual capacity,          NEWARK, NEW JERSEY
   but solely as Trustee

   By:                                      By:
       ----------------------------------       --------------------------------


   Name:                                    Name:
        ---------------------------------         ------------------------------

   Title:                                   Title:
          -------------------------------          -----------------------------


   55-SA-2279 (12/94) Master Lease - Continental Lease               Page 9 of 8

G:\ATTY\CMJ\CIT\CONT\MSTLEASE.007

























































   55-SA-2279 (12/94) Master Lease - Continental Lease              Page 10 of 8

          This is Counterpart  No.       of 3 serially numbered, manually
                                  -----
          executed counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code ("UCC"), no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

                                 Prime Master Lease


   AGREEMENT  OF LEASE  ("Prime Master  Lease") dated  as  of December  29, 1994 between Firemen's Insurance  Company of Newark, New Jersey  ("Prime Lessor"),

   having a place  of business at 180 Maiden Lane, New York, New York 10038, and

   First  Fidelity Bank,  N.A., not  in  its individual  capacity but  solely as

   Trustee, ("Prime Lessee"), having  a place of business  at 5 Research  Drive,

   Shelton, Connecticut  06484.

   Prime Lessee wants to lease from Prime Lessor leasehold improvements to be described in the schedule of leased equipment (as such schedule may be modified, amended or supplemented, the "Schedule"). Prime Lessor is willing to lease such leasehold improvements to Prime Lessee at the rent, for the term and upon the conditions provided hereinafter. The Schedule executed by Prime Lessor and Prime Lessee which is identified as being a part of this Lease shall be deemed to incorporate by reference all the terms and conditions of this Lease except as provided in the Schedule. The term "Prime Lease" when used herein shall refer to the Schedule which incorporates this Prime Master Lease.

    1.  Equipment Leased and Term.

   This Prime Lease shall cover such leasehold improvements as is described in the Schedule executed by or pursuant to the authority of Prime Lessee, accepted by Prime Lessor in writing and identified as a part of this Prime Lease (which leasehold improvements with all replacement parts, additions, repairs, accessions and accessories incorporated therein and/or affixed thereto is hereinafter called the "Equipment"). Prime Lessor hereby leases to Prime Lessee and Prime Lessee hereby hires and takes from Prime Lessor, upon and subject to the covenants and conditions hereinafter contained, the Equipment described in the Schedule.

    2.  Rent.

   The aggregate rent payable with respect the Equipment shall be the amount shown on the Schedule as the "Aggregate Rent." Prime Lessee shall pay to Prime Lessor the Aggregate Rent for the Equipment for the full period and term for which the Equipment is leased, such rent to be payable at such times and in such amounts for the Equipment as shown in the Schedule.

   Prime Lessee may prepay the Aggregate Rent payable with respect to all, but not less than all, of the Equipment at any time during the term of this Prime Lease by paying to Prime Lessor an amount equal to the Aggregate Rent remaining, discounted to present value at the rate of ten percent (10%) per annum (the "Prepayment Amount"). Upon receipt by Prime Lessor of the Prepayment Amount, Prime Lessee shall, without further payment of rent, be entitled for the remaining term of this Prime Lease to the use and possession of the Equipment in accordance with the terms of this Prime Lease.

   All rent shall be paid at Prime Lessor's place of business shown above, or such other place as Prime Lessor may designate by written notice to the Prime Lessee. All rent shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever. This is a non-cancelable lease, and the obligation of Prime Lessee to make the payments hereunder is absolute and unconditional. Prime Lessee shall not be entitled to any abatement or reduction of payments hereunder for any reason including, without limitation, any existing or future offset or claim which may be asserted by Prime Lessee. The operation and use of the Equipment shall be at the risk of Prime Lessor, except that during the term of any sublease permitted hereby, the operation and use of the Equipment shall be at the risk of the sublessee under such sublease.

    3.  No Warranties by Prime Lessor; Maintenance and Compliance with Laws.

   Prime Lessor, not being the manufacturer of the Equipment, nor manufacturer's agent, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE
   MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN PRIME LESSOR AND PRIME LESSEE, ARE TO BE BORNE BY PRIME LESSEE AT ITS SOLE RISK AND EXPENSE; Prime Lessee accordingly agrees not to assert any claim whatsoever against Prime Lessor based thereon. Prime Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Prime Lessor for loss of anticipatory profits or consequential damages. Prime Lessor shall have no obligation to install, erect, test, adjust or service the Equipment. Prime Lessee shall look to the manufacturer and/or the seller of the Equipment for any claims related thereto. Prime Lessor hereby acknowledges that any manufacturer's and/or seller's warranties are for the benefit of both Prime Lessor and Prime Lessee. "Seller" as used herein means the supplier from which Prime Lessor acquires any item of Equipment.

   55-SA-2279 (11/94) Master Lease - Prime Continental Lease         Page 1 of 6

   No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to the Equipment are integrated herein. Prime Lessee agrees, at its own cost and expense:

   (a) to pay or cause to be paid all charges and expenses in connection with the operation of each item of Equipment;

   (b)  to  comply or cause compliance  with all  governmental laws, ordinances,
        regulations,  requirements   and  rules   with  respect   to  the   use,
        maintenance and operation of the Equipment; and,

   (c) subject to the provisions of Sections 4 and 5 hereof, to make or cause to be made in the normal course of its operation all repairs and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted.

    4.  Insurance.

   Prime Lessor shall maintain at all times on the Equipment, at its expense, all-risk physical damage insurance and comprehensive general liability insurance (covering bodily injury and property damage exposures including, but not limited to, contractual liability and products liability) in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Prime Lessee; provided, that the amount of all-risk physical damage insurance shall not on any date be less than the full replacement value of the Equipment. Each physical damage insurance policy shall name Prime Lessee as loss payee for all damage amounts in excess of $1,000,000.00, and each liability insurance policy shall name Prime Lessee as additional insured. All insurance for loss or damage shall provide that the proceeds thereof shall be payable directly to Prime Lessee for all damage amounts in excess of $1,000,000.00. Each insurance policy shall also require that the insurer give Prime Lessee at least thirty (30) days prior written notice of any alteration in or cancellation of the terms of such policy  and  require  that  Prime  Lessee's interests  be  continued  insured regardless of any breach or violation by Prime Lessor or others of any warranties, declarations or conditions contained in such insurance policy. In no event shall Prime Lessee under the terms hereof be responsible for premiums, warranties or representations to any insurer or any agent thereof. Prime Lessor shall furnish to Prime Lessee a certificate or other evidence satisfactory to Prime Lessee that such insurance coverage is in effect, but Prime Lessee shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Prime Lessor shall be primary without any right of contribution from insurance which may be maintained by Prime Lessee. Prime Lessor shall be liable for all deductible portions of all required insurance. Prime Lessee may (but without obligation to do so), at its own expense, for its own benefit, purchase insurance in excess of that required under this Prime Lease Agreement.

    5.  Loss or Damage.

   Prime Lessor assumes and shall bear the entire risk of any partial or complete loss with respect to the Equipment from any and every cause whatsoever including theft, loss, damage, destruction or governmental taking (but not including reasonable wear and tear from normal operation), whether or not such loss is covered by insurance or caused by any default or neglect of Prime Lessee, provided, however, that during the term of any sublease permitted herein, all risk of loss shall be on the sublessee under such sublease. Prime Lessee agrees to give Prime Lessor prompt notice of any damage to or loss of any Equipment of which Prime Lessee receives notice.

   If any item of Equipment is lost, totally destroyed, damaged beyond repair or taken by governmental action at a time when there is no permitted sublease in effect, Prime Lessor shall, so long as no Event of Default has occurred and remains continuing hereunder, replace the lost or destroyed
   Equipment in accordance with the terms of this Section and shall, within thirty days after the date of the casualty, (i) acquire good and marketable title to those items of equipment, equal in number to the items of lost or destroyed Equipment, of the same or an improved make and model, free and clear of all liens, claims and encumbrances and having a value, utility and remaining useful life at least equal to, and being in as good condition as the lost or destroyed items of Equipment, and (ii) if requested by Prime Lessee, execute and deliver to Prime Lessee a supplement to the related Schedule confirming that such replacement item of equipment is for all purposes Equipment subject to such Schedule. Prime Lessor may take such action as it may reasonably determine at its expense with respect to such replacement equipment, including filing UCC financing statements, fixture filings and amendments to existing financing statements and fixture filings with appropriate filing offices and Prime Lessee shall cooperate with respect thereto. Each replacement item of equipment shall be deemed part of the property leased hereunder subject to the terms and conditions hereof and each such replacement item of equipment shall be deemed an item of Equipment for all purposes under its related Schedule.

   In the event of partial destruction of any Equipment at a time when there is no permitted sublease in effect, the rent due and to become due thereon shall not abate and Prime Lessor shall, at its own expense, cause such Equipment to be restored to usable condition, but Prime Lessee shall, upon receiving satisfactory evidence of such restoration, promptly pay Prime Lessor the proceeds of any insurance or compensation received by reason of such damage up to the amount expended by Prime Lessor in making the repair. Prime Lessor shall determine in the exercise of its reasonable judgment, subject to Prime Lessee's approval, whether the Equipment is damaged beyond repair. However, if the estimated cost of restoring such Equipment exceeds 50% of the unmatured rent therefor, such Equipment shall be deemed, for all purposes hereof, to be totally destroyed and the obligations of Prime Lessor therefor shall be as set forth in the preceding paragraph of this Section.

   55-SA-2279 (11/94) Master Lease - Prime Continental Lease         Page 2 of 6

   Neither Prime Lessor nor Prime Lessee shall be obligated by the terms of this Prime Lease to undertake by litigation or otherwise the collection of any claim against any person for loss of or governmental taking of the Equipment, and the obligation of Prime Lessor to replace such Equipment at Prime Lessor's expense as provided in this Section 5 shall not be affected by the existence or non-existence of any such claim.

   The total or partial destruction of any Equipment or the total or partial loss of use or possession thereof to Prime Lessee shall not release or relieve Prime Lessee from its obligations hereunder, including the duty to pay the Aggregate Rent herein provided.

    6.  Taxes.

   Prime Lessor agrees that, during the term of this Prime Lease, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required) levied or assessed:

   (a) upon the interest of Prime Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom; and

   (b) against Prime Lessor on account of its acquisition or ownership of the Equipment or any part thereof, or the use or operation thereof or the leasing thereof to Prime Lessee, or the rent herein provided for, or the earnings arising therefrom.

   Prime Lessor agrees to file, in behalf of Prime Lessee, all required tax returns and reports concerning the Equipment (but no returns or reports, if any, required to be filed by Lessee as a result of its status as a trustee) with all appropriate governmental agencies, and within not more than 45 days after the due date of such filing to send Prime Lessee confirmation, in form satisfactory to Prime Lessee, of such filing.

    7.  Prime  Lessor's  Title,  Right  of  Inspection  and  Identification   of
        Equipment.

   To the extent the Equipment constitutes personal property and not a fixture, Prime Lessor represents and warrants that it owns the Equipment free and clear of all liens, claims and encumbrances except for the rights of Prime Lessee under this Prime Lease. Throughout the term of this Prime Lease, title to the Equipment shall at all times remain in Prime Lessor, and Prime Lessor will at all times protect and defend, at its own cost and expense, the Equipment from and against all claims, liens and legal processes of creditors of Prime Lessor and keep all the Equipment free and clear from all such claims, liens and processes. Prime Lessor's interest in and right to lease any Equipment not constituting personal property arises under the Landlord's Waiver and Consent forms listed on Exhibit A hereto. Except to the extent set forth in the Landlord's Waiver and Consent, Prime Lessor has the full legal power, right and authority to lease the Equipment to Prime Lessee. Upon the expiration or termination of this Prime Lease with respect to any item of Equipment, Prime Lessee at Prime Lessor's sole expense shall return such Equipment unencumbered to Prime Lessor at the place where the rent is payable or to such other place as Prime Lessor and Prime Lessee agree upon, and in the same condition as when received by Prime Lessee, reasonable wear and tear resulting from use thereof alone excepted.

   Prime Lessor shall have the right from time to time during reasonable business hours to enter upon Prime Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment.

    8.  Possession, Use and Changes in Location of Equipment.

   So long as no Event of Default as defined herein has occurred and remains continuing, Prime Lessee shall be entitled to the possession and use of the Equipment in accordance with the terms of this Prime Lease. The Equipment shall be used in the conduct of the lawful business of Prime Lessee, and no item of Equipment shall be removed from its location shown on the Schedule, without the prior written consent of Prime Lessor. Prime Lessee shall not, without Prime Lessor's prior written consent, part with possession or control of the Equipment or attempt or purport to sell, pledge, mortgage or otherwise encumber any of the Equipment or otherwise dispose of or encumber any interest under this Prime Lease except as provided in Section 13.

   9. Performance of Obligations of Prime Lessee by Prime Lessor.

   In the event that the Prime Lessee shall fail duly and promptly to perform any of its obligations under the provisions of this Prime Lease, Prime Lessor may, at its option, perform the same for the account of Prime Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Prime Lessor in such

   55-SA-2279 (11/94) Master Lease - Prime Continental Lease         Page 3 of 6
   performance, together with interest at the rate of 1 1/2% per month thereon (but in no event greater than the highest rate permitted by relevant law) until paid by Prime Lessee to Prime Lessor, shall be payable by Prime Lessee upon demand as additional rent for the Equipment.

   10.  Default.

   An Event of Default shall occur if:

   (a) Prime Lessee fails to pay when due any installment of rent and such failure continues for a period of 5 days;

   (b) Prime Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Prime Lessee by Prime Lessor;

   (c) Prime Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

   (d) within 60 days after the commencement of any proceedings against Prime Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Prime Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; or

   (e) Prime Lessee attempts to remove, sell, transfer, encumber or part with possession the Equipment or any item thereof except as provided in
        Section 13.

    11. Remedies

   Upon the occurrence of an Event of Default, Prime Lessor shall have all the rights and remedies provided by applicable law and by this Prime Lease. Notwithstanding that this Agreement is a lease and title to the Equipment is at all times in Prime Lessor, Prime Lessor may nevertheless at its option choose those rights and remedies of a secured party under the Uniform Commercial Code. In addition, Prime Lessor, at its option, may:

   (a) declare all sums due and to become due hereunder immediately due and payable, but in no event shall the Prime Lessee, upon demand by Prime Lessor for payment of the unpaid rent, upon acceleration of the maturity thereof or otherwise, be obligated to pay any amount in excess of that permitted by law;

   (b) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by the Prime Lessee of any and all covenants of this Prime Lease and to recover damages for the breach thereof;

   (c) demand that Prime Lessee deliver the Equipment forthwith to Prime Lessor at Prime Lessor's expense at such place as Prime Lessor may designate; and

   (d) Prime Lessor and/or its agents may without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Prime Lessee or any agent of Prime Lessee where the Equipment may be or by Prime Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Prime Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession; Prime Lessor may sell or lease the Equipment at a time and location of its choosing provided that the Prime Lessor acts in good faith and in a commercially reasonable manner, but the Prime Lessor shall nevertheless, be entitled to recover immediately as liquidated damages for loss of the bargain and not as a penalty any unpaid rent that accrued on or before the occurrence of the event of default plus an amount equal to the difference between the aggregate unpaid rent reserved hereunder for the unexpired term of this Prime Lease and the then aggregate fair market rental value of all Equipment for such unexpired term, provided, however, that if any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Prime Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this paragraph shall be without prejudice to any rights given to the Prime Lessor by such statute to prove any amounts allowed thereby. Should any proceedings be instituted by or against Prime Lessee for monies due to Prime Lessor hereunder and/or for possession of any or all of the Equipment or for any other relief, Prime Lessee shall pay a reasonable sum as attorneys' fees.

   55-SA-2279 (11/94) Master Lease - Prime Continental Lease         Page 4 of 6

   No remedy of Prime Lessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

   12.  Indemnity.

   Prime Lessee agrees that Prime Lessor shall not be liable to Prime Lessee for, and Prime Lessee shall indemnify and save Prime Lessor harmless from and against, any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from or caused directly or indirectly by Prime Lessee's failure to promptly perform any of its obligations under the provisions of this Prime Lease.

   13.  Assignment, Notices and Waivers.

   This Prime Lease and all rights of Prime Lessor hereunder shall be assignable by Prime Lessor only with Prime Lessee's consent, such consent not to be unreasonably withheld. After such assignment, Prime Lessor shall not be assignee's agent for any purpose, Prime Lessee will settle all claims arising out of alleged breach of warranties or otherwise, defenses, set-offs and counterclaims it may have against Prime Lessor directly with Prime Lessor, and not set up any such against Prime Lessor's assignee, Prime Lessor hereby agreeing to remain responsible therefor. Prime Lessee, upon consenting to and receiving notice of any such assignment, shall abide thereby and make payment as may therein be directed. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Prime Lessor" shall be deemed to include or refer to Prime Lessor's assignee. Prime Lessee may assign this Prime Lease or its interests hereunder or sublease the Equipment covered hereby. No such assignment or sublease shall relieve Prime Lessee of any of its obligations to Prime Lessor hereunder, except as provided in the immediately succeeding paragraph of this Section.

   In the event of the resignation or removal of the First Fidelity Bank, N.A., as Trustee under that certain Declaration of Trust (the "Declaration of Trust") dated of even date herewith, and appointment of a successor trustee in accordance with the terms thereof, Prime Lessee may assign all its rights and obligations hereunder to the successor trustee which shall, for all purposes from the date of such assignment, be substituted for First Fidelity Bank, N.A., as Prime Lessee hereunder. The successor trustee shall have and be entitled to exercise any and all rights and powers of Prime Lessee hereunder and shall be obligated to perform all of Prime Lessee's obligations hereunder. Any assignment of this Prime Lease by First Fidelity Bank, N.A., as Trustee, to a successor trustee shall, from the date of such assignment, relieve First Fidelity Bank, N.A., of any further obligations or liability to Prime Lessor hereunder.

   All notices to Prime Lessor shall be delivered in person to an officer of the Prime Lessor, or shall be sent certified mail return receipt requested or by courier to Prime Lessor at its address shown herein or at any later address last known to the sender. All notices to Prime Lessee shall be in writing and shall be delivered by mail at its address shown herein or at any later address last known to the sender.

   A waiver of a default shall not be a waiver of any other or a subsequent default.

   14.  Further Assurances.

   Prime Lessee shall execute and deliver to Prime Lessor, upon Prime Lessor's request such instruments and assurances as Prime Lessor deems necessary or advisable for the confirmation or perfection of this Prime Lease and Prime Lessor's rights hereunder. Prime Lessee may not terminate the Schedule without the written consent of Prime Lessor.

   15.  Prime Lease Irrevocability and Charges.

   This Prime Lease is irrevocable for the full terms thereof as set forth in the Schedule and for the aggregate rentals therein reserved and the rent shall not abate by reason of termination of Prime Lessee's right of possession and/or the taking of possession by the Prime Lessor or for any other reason. Any payment not made when due shall, at the option of Prime Lessor, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law. Prime Lessee shall be responsible for and pay to Prime Lessor a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Prime Lessor plus (ii) all other actual costs and expenses incurred by Prime Lessor. The returned check fee is payable upon demand as additional rent under this Prime Lease.

   16.  Liability of Prime Lessee.

   It is expressly agreed, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, undertakings and agreements herein made on the part of Prime Lessee are made and intended not as personal representations, warranties, undertakings and agreements by First Fidelity Bank, N.A., or for the purpose or with the intention of binding said bank personally, but are made and intended for the purpose of binding only the Trust Estate (as that term is defined in the Declaration of Trust), and this Prime Lease is executed and delivered by said bank not in its own right but solely in the exercise of the powers expressly conferred upon it as trustee under the Declaration of Trust.

   17.  Miscellaneous.

   55-SA-2279 (11/94) Master Lease - Prime Continental Lease         Page 5 of 6

   If any provision of this Prime Lease is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof. This Prime Lease shall be governed by and construed in accordance with the laws (but not the choice of law rules) of the state of New York.

   This lease contains the entire agreement between the parties with respect to the Equipment, and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.

   The parties may sign this Prime Master Lease in any number of counterparts and on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. To the extent this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

   With respect to this Prime Master Lease or any document contemplated by this Prime Master Lease, the parties agree that the execution and transmittal of any such document by facsimile shall be of the same binding effect on the party so executing the document as the handwritten execution upon an original copy of the document. The parties agree that they will promptly forward to the others an executed original of any document transmitted by facsimile, but that the failure of a party to do so or the absence of arrival of any such executed document shall have no effect on the binding nature of the document transmitted by facsimile.

   This Prime Lease is executed by Prime Lessee by authority of the Declaration of Trust.

   Dated: December 29, 19
                         ----

   Prime Lessor:                            Prime Lessee:



   FIREMEN'S INSURANCE COMPANY              FIRST FIDELITY BANK, N.A.,
   OF NEWARK, NEW JERSEY                    not in its individual capacity,  but
                                            solely as Trustee


   By                    Title              By                    Title
      ------------------        ---------      ------------------       --------

   55-SA-2279 (11/94) Master Lease - Prime Continental Lease         Page 6 of 6

                       Schedule of Leased Equipment No. 1,
                             dated December 29, 1994
                   made pursuant to Master Agreement of Lease
                    dated December 29, 1994 ("Master Lease")
                 between First Fidelity Bank, N.A., not in its
              individual capacity, but solely as Trustee ("Lessor")
        and Firemen's Insurance Company of Newark, New Jersey ("Lessee").

     This is Counterpart No.      of 3 serially numbered, manually executed
                            -----
     counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

Pursuant to the Master Lease, which is incorporated herein by reference, Lessee agrees to lease the below-described Equipment from Lessor, its successors or permitted assigns, and Lessor, by acceptance of this Lease, agrees to lease the Equipment to Lessee, its successors or permitted assigns, on the terms set forth in this Schedule of Leased Equipment (herein the "Schedule").

1.   Equipment  Description:   The  Equipment  to  be  leased pursuant  to  this
     Schedule is described in Exhibit A to this Schedule, which is incorporated herein by reference.

2.   Aggregate Rent for the Initial Lease Term and Each Renewal Term:$900,655.56

3.   Monthly Rent (for Initial Lease Term and Each Renewal Term):  $75,054.63

4.   Commencement Date:  December 29, 1994

5.   Due Date of First Monthly Rent:  January 29, 1995

6.   Initial Lease  Term:   The initial  term of  this Lease  for the  Equipment
     described in this Schedule shall expire 12 months from the Commencement Date hereof.

7.   Maximum Lease  Term:   The maximum  term of  this Lease  for the  Equipment
     described in this Schedule shall be the Initial Lease Term plus the three twelve-month renewal terms permitted by this Schedule.

8. Rentals: For said Initial Term, and each renewal term, if any, Lessee shall pay to Lessor the stated aggregate rent payable thereunder in 12 equal, successive, monthly payments as stated, of which the first is due on the first monthly rent date set forth above, and the others on a like date of each month thereafter, until fully paid.

9. Lessor's Equipment Cost: For the Initial Lease Term and for each renewal term, if any, the Lessor's Equipment Cost shall be the amount set forth below:

          Initial Lease Term                      $3,000,000.00
          First Renewal Term                      $2,504,336.36
          Second Renewal Term                     $1,792,023.60
          Third Renewal Term                      $1,010,722.90

10.  Discount Rate:   9.28% percent per annum.

11.  Special Provisions:

(a) End of Term Options: So long as no Event of Default has occurred and is continuing under the Lease, Lessee shall have the options set forth herein.

     (i)  Option  to Renew.  At  the expiration of the  Initial Lease Term or at
          ----------------
          the expiration of any renewal term provided herein, Lessee may renew this Lease with respect to all, but not less than all, of the Equipment, on the terms and conditions of this Lease, for a renewal term of twelve months at the monthly rent set forth in the Schedule; provided, however, that Lessee may exercise this option only if Continental and Buckeye make the same election to renew under the Continental Lease and the Buckeye Lease, respectively; and provided further that Lessee may not renew this Lease for more than three consecutive twelve-month renewal terms beyond the expiration of the Initial Lease Term. If Lessee desires to exercise this option, Lessee shall give Lessor written notice of its election to renew at least 10 days prior to the expiration of the Initial Lease Term or such renewal term then in effect. Such election shall be effective with respect to all of the Equipment.

     (ii) Option to Purchase.  At the expiration of the Initial Lease Term or at
          ------------------
          the expiration of any renewal term provided herein, Lessee may purchase from Lessor all of Lessor's rights to and interests in all, but not less than all, the Equipment as Prime Lessee under Schedule of Leased Equipment No. 1 to that certain Prime Master Lease (said Schedule and Prime Master Lease being referred to collectively herein as the "Prime Lease") dated of even date herewith between Lessor as Prime Lessee and Lessee as Prime Lessor; provided, however, that Lessee may exercise this option only if Continental and Buckeye make the same election to purchase under the Continental Lease the Buckeye Lease, respectively. If Lessee desires to exercise this option, Lessee shall give Lessor written notice of its election at least 90 days prior to the expiration of the Initial Lease Term or such renewal term then in effect. Such election shall be effective with respect to all the Equipment subject to this Lease and the Prime Lease. At the expiration of the lease term during which Lessee exercises this option to purchase, Lessee shall pay to Lessor in cash the Maximum Purchase Price, plus the Breakfunding Fee described in Section 16 of the Master Lease. The Maximum Purchase Price shall be an amount equal to the greater of (1) the fair market rental value of the Equipment for the remaining term of said Prime Lease as determined by an independent third-party appraiser selected by Lessee or (2) the product of Lessor's Equipment Cost at the beginning of the Initial Term, multiplied by the Maximum Purchase Price Percentage set forth below corresponding to the lease term at the end of which Lessee exercises this option:

         Option Exercised     Maximum Purchase      Lessor's         Maximum
             at End of        Price Percentage  Equipment Cost   Purchase Price
             ---------        ----------------  --------------   --------------
       Initial Lease Term          78.35%        $3,000,000.00    $2,350,583.63
       First Renewal Term          54.61%        $3,000,000.00    $1,638,270.67
       Second Renewal Term         28.57%        $3,000,000.00     $856,970.17
       Third Renewal Term    Fair Market Value

          Lessee shall bear all costs related to any appraisal of the Equipment. Upon receipt of the Maximum Purchase Price, Lessor shall transfer and assign to Lessee all of Lessor's rights to and interests in the Equipment and under the Prime Lease without recourse or warranty. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment or any other matters. Notwithstanding any election of Lessee to purchase, the provisions of this Lease shall continue in full force and effect until the transfer and assignment of interests contemplated herein is completed.

    (iii) Option to Return.  At the expiration of the Initial Lease Term or
               ----------------
          at the expiration of any renewal term provided herein, Lessee may return to Lessor all, but not less than all, of the Equipment, in accordance with the return provisions set forth in the Lease; provided, however, that Lessee may exercise this option only if Continental and Buckeye make the same election to return under the Continental Lease and the Buckeye Lease, respectively. If Lessee desires to exercise this option, Lessee shall give Lessor written notice of its election to return the Equipment at least 365 days prior to the expiration of the Initial Lease Term or such renewal term then in effect. On the date Lessee gives such notice, Lessee shall pay to Lessor in cash a deposit (the "Deposit") to cover the costs of crating, shipping, storing or refurbishing the Equipment. The

          Deposit shall be an amount equal to ten and one-half percent of the Lessor's Equipment Cost if the Lessee exercises this option at the end of the initial Lease Term or, if the Lessee exercises this option at the end of a renewal term, an amount equal to ten percent of the Lessor's Equipment Cost for the renewal term at the end of which Lessee has elected to return the Equipment. Lessor may, in Lessor's sole discretion, refund the Deposit to Lessee if Lessor determines that Lessee has complied in all respects with the return provisions set forth in this Lease. Such election to return the Equipment shall be effective with respect to all of the Equipment. At the expiration of the Lease Term during which Lessee exercises this option, Lessee shall return the Equipment to Lessor in accordance with the return provisions set forth in the Lease, and Lessee shall pay to Lessor in cash the Termination Fee, plus the Breakfunding Fee. The Termination Fee shall be an amount equal to the product of the Lessor's Equipment Cost at the beginning of the Initial Term multiplied by the Termination Fee Percentage set forth below corresponding to the lease term during which Lessee exercises this Option:

                  Option              Termination             Lessor's
           Exercised at End of       Fee Percentage         Equipment Cost
          ----------------------    -----------------       ---------------
             Initial Lease Term          67.37%               $3,000,000.00
             First Renewal Term          51.07%               $3,000,000.00

             Second Renewal Term         27.63%               $3,000,000.00
             Third Renewal Term              0%               $3,000,000.00

     (iv) If Lessee fails to exercise any of the options set forth herein, or if Continental and Buckeye fail to exercise simultaneously with Lessee the same option under the Continental Lease and the Buckeye Lease, respectively, then at the expiration of the Initial Lease Term or any renewal term, this Lease shall be automatically renewed with respect to all the Equipment on the terms and conditions of this Lease, for a renewal term of twelve months at the monthly rent set forth in the Schedule; provided, however, that this Lease shall not be renewed for more than three consecutive twelve-month renewal terms beyond the expiration of the Initial Lease Term.

(b) Return Provisions: Lessee shall, if Lessee intends to terminate the Lease at the termination of the Initial Lease Term or at the termination of any renewal term prior to the expiration of the Maximum Lease Term (the "Termination Date"), at its expense, de-install, pack and return all the Equipment to Lessor at such locations within the continental United States as shall be designated by Lessor. Lessee shall have each item of Equipment restored, reconditioned, refurbished or refinished so as to be in the same operating order, repair, condition and appearance as when it was new (subject to ordinary wear and tear) with all subsequent engineering changes prescribed by the manufacturer of the Equipment or any maintenance contractor approved by Lessor incorporated in the Equipment. All Equipment will be cleaned and cosmetically acceptable, with no noticeable cracks, scratches or other visual or mechanical damage and in such condition that it may be immediately installed and placed into use. Lessee shall ensure that all Equipment and equipment operations conform to all applicable local, state and federal laws and health and safety guidelines. At
     Lessor's request, Lessee shall at its expense within 30 days of the Termination Date assemble the Equipment in an appropriate storage facility. While the Equipment is being stored by Lessee, and until it is returned as herein provided, Lessee shall continue at its expense to insure the Equipment as provided in the Lease and shall continue to bear the risk of loss with respect to the Equipment as provided in the Lease.

     In the event Lessee exercises none of the end of term options set forth herein, then at the expiration of the Maximum Lease Term, Lessee shall return the Equipment in accordance with the return provisions set forth in the Master Lease as if no return provisions were set forth in this Schedule.

This Schedule of Leased Equipment together with its Exhibits and Riders, if any, and the Master Lease incorporated herein by reference constitute the entire agreement between the parties as to the Lease and Equipment.

With respect to this Schedule or any document contemplated by this Schedule, the parties agree that the execution and transmittal of any such document by facsimile shall be of the same binding effect on the party so executing the document as the handwritten execution upon an original copy of the document. The parties agree that they will promptly forward to the others an executed original of any document transmitted by facsimile, but that the failure of a party to do so or the absence of arrival of any such executed document shall have no effect on the binding nature of the document transmitted by facsimile.

The parties may sign this Schedule in any number of counterparts and on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. To the extent this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

Accepted:

LESSOR:                                 LESSEE:

FIRST FIDELITY BANK, N.A.,              FIREMEN'S INSURANCE COMPANY
not in its individual capacity, but     OF NEWARK, NEW JERSEY
solely as Trustee

By:__________________________           By:__________________________
Name:________________________           Name:________________________
Title:_______________________           Title:_______________________

                         Schedule of Leased Equipment No. 1,
                               dated December 29, 1994
                      made pursuant to Master Agreement of Lease
                    dated December 29, 1994 ("Prime Master Lease")
      between Firemen's Insurance Company of Newark, New Jersey ("Prime Lessor")
                      and First Fidelity Bank, N.A., not in its
             individual capacity, but solely as Trustee ("Prime Lessee").

               This is Counterpart  No.       of 3  serially numbered,
                                       ------
               manually executed  counterparts.   To  the extent  that
               this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.


          Pursuant to the Prime Master Lease, which is incorporated herein by reference, Prime Lessee agrees to lease the below-described Equipment from Prime Lessor, its successors or assigns, and Prime Lessor, by acceptance of this Prime Lease, agrees to lease the Equipment to Prime Lessee, on the terms set forth in this Schedule of Leased Equipment (herein the "Schedule").

          1. Equipment Description: The Equipment to be leased pursuant to this Schedule is described in Exhibit A to this Schedule, which is incorporated herein by reference.

          2.   Aggregate Rent for the Lease Term:  $ 4,757,426.40

          3.   Monthly Rent:  $ 39,645.22

          4.   Commencement Date:  December 29, 1994

          5.   Due Date of First Annual Rent:  January 29, 1995

          6. Lease Term: The term of this Prime Lease for the Equipment described in this Schedule shall be 10 years from the Commencement Date hereof.

          7. Rentals: For said Lease Term or any portion thereof, Prime Lessee shall pay to Prime Lessor the stated Aggregate Rent payable thereunder in 10 equal, successive, annual payments as stated, of which the first is due on the first annual rent date set forth above, and the others on a like date of each year thereafter, until fully paid.

          This Schedule of Leased Equipment together with its Exhibits and Riders, if any, and the Prime Master Lease incorporated herein by reference constitute the entire agreement between the parties as to the Prime Lease and Equipment.

          Accepted:

          LESSOR:                            LESSEE:

          FIREMEN'S INSURANCE COMPANY        FIRST FIDELITY BANK, N.A.,
          OF NEWARK, NEW JERSEY              not in its individual capacity,
                                             but solely as Trustee

          By:_________________________       By:_________________________

          Name:_______________________       Name:_______________________

          Title:______________________       Title:______________________